UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 25, 2010

CHANCELLOR GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
Nevada (State or Other Jurisdiction of Incorporation)	000-30219 (Commission File Number)	87-0438647 (IRS Employer Identification No.)

216 South Price Road
Pampa, TX 79065
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (806) 688-9697

_________________________________________

(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item No.	Description of Item	Page No.
Item 4.01	Changes in Registrant's Certifying Accountant	2

Item 9.01	Financial Statements and Exhibits	2

Item 4.01 Changes in Registrant's Certifying Accountant

On October 26, 2010, Larry O'Donnell, CPA, PC. ("O'Donnell") resigned as our independent auditor. O'Donnell has determined to reduce his firm's workload in public company audit work and focus more on tax reporting.

O'Donnell's reports on our financial statements as of and for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our most recent fiscal years ended 2009 and 2010 during the subsequent interim period through the date of this Report, there were (1) no disagreements with O'Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of O'Donnell, would have caused O'Donnell to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

Concurrent with the resignation of O'Donnell as our independent auditor, our board of directors elected to engage De Joya Griffith & Company, LLC ("De Joya") as our independent registered public accounting firm. We engaged De Joya in this capacity as of October 25, 2010.

During the fiscal years ended 2009 and 2008 and through the date hereof, neither us nor anyone acting on our behalf consulted De Joya, with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that De Joya concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

We furnished O'Donnell with a copy of this disclosure on October 27, 2010, providing O'Donnell with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. O'Donnell's letter agreeing with our statements is attached as Exhibit 16.

Item 9.01 Financial Statements and Exhibits.

 16            Letter from Larry O'Donnell, CPA, P.C., dated October 27, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

  Date: October 27, 2010

  Chancellor Group, Inc.

  By:  /s/ Maxwell Grant
          Maxwell Grant, Chief Executive Officer